MFS(R)/Sun Life Series Trust

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Emerging Growth Series                      Money Market Series
Emerging Markets Equity Series              New Discovery Series
Global Governments Series                   Research Series
Global Growth Series                        Research Growth and Income Series
Global Total Return Series                  Research International Series
Government Securities Series                Strategic Growth Series
High Yield Series                           Strategic Income Series
International Growth Series                 Strategic Value Series
International Value Series                  Technology Series
Managed Sectors Series                      Total Return Series
Massachusetts Investors Growth Stock Series Utilities Series
                                            Value Series

                        Supplement to Current Prospectus


Effective immediately, the first two paragraphs under the caption "Other Information - Pricing of Series' Shares" in the Trust's prospectus is replaced in their entirely by the following:

The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series, except the Money Market Series, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the series uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the series' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the series' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the series determines its net asset value, and therefore the series may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. The Money Market Series values its assets using the amortized cost method.

Effective immediately, fourth and fifth paragraphs under the caption "Other Information" in the Trust's prospectus are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to two business days the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.

Excessive Trading Policies. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed for excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

The series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit multiple investors (e.g., contract holders and plan participants) to aggregate their respective share ownership positions and purchase, redeem and exchange series' shares where the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited.

Effective January 1, 2004, the Investment Advisory Agreement between the Trust and MFS will be amended to reduce the management fees paid by certain series of the Trust to MFS to an annual rate of:

o        Research International Series.........      0.90% on assets up to $1 billion;
                                                     0.80% on assets in excess of $1 billion up to $2 billion; and
                                                     0.70% on assets in excess of $2 billion;

o        Emerging Markets Equity Series........      1.05% on assets up to $500 million; and 1.00% on assets in excess of $500 million;

o        Global Growth Series..................      0.90% on assets up to $1 billion;
                                                     0.75% on assets in excess of $1 billion up to $2 billion; and
                                                     0.65% on assets in excess of $2 billion;

o        International Growth Series...........      0.90% on assets up to $1 billion;
                                                     0.80% on assets in excess of $1 billion up to $2 billion; and
                                                     0.70% on assets in excess of $2 billion; and

o        International Value Series............      0.90% on assets up to $1 billion;
                                                     0.80% on assets in
                                                        excess of $1 billion
                                                        up to $2 billion; and
                                                        0.70% on assets in
                                                        excess of $2 billion.

                The date of this supplement is November 24, 2003.